J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Reserve Shares)

(each a “Fund” and together, the “Funds”)

Supplement dated November 22, 2022

to the current Prospectus, as supplemented

Effective January 31, 2023, the fourth paragraph in the “Investing with J.P. Morgan Funds — Exchanging Fund Shares — Exchange Privileges” section of the prospectus will be deleted and replaced with the following:

Exchange Privileges

Reserve Shares may be exchanged for Reserve Shares or Class C Shares of other J.P. Morgan Funds, subject to any investment minimum and eligibility requirements. Reserve Shares are not subject to an initial sales charge or contingent deferred sales charge (“CDSC”). However, you may be subject to a CDSC at the time of redemption if you acquire your Reserve Shares by exchanging Class C Shares of another J.P. Morgan Fund that were subject to a CDSC. If you exchange Class C Shares that are subject to a CDSC to Reserve Shares, you will not pay a CDSC at the time of the exchange. However, your new Reserve Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares will be carried over to your new Reserve Shares.

Additionally, effective January 31, 2023, the second paragraph in the “How Your Account Works — Buying Fund Shares — Minimum Investments and Shareholder Eligibility” in the prospectus will be deleted and replaced with the following:

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) or 403(b)) as well as for certain fee-based programs and for Class C shareholders that convert or exchange their Class C shares into Reserve Shares of a J.P. Morgan money market fund (except for the JPMorgan Prime Money Market Fund). The Funds and/or the Distributor reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUP-MMF-RESERVE-EXCHANGE-1122